Exhibit 10.14

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

dated 15 APRIL 2021

GLORIOUS FINANCE LIMITED

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

THIS subscription agreement (“Agreement”) is made on 15 April 2021

BETWEEN:

1.

Glorious Finance Limited (Company No. 395433) a company incorporated in, and existing under the laws of the British Virgin Islands whose registered office is situated at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the “Subscriber”); and

2.	CytoMed Therapeutics Pte Ltd (Company No. 201808327H) a company incorporated in, and existing under the laws of Singapore whose registered office is situated at 21 Bukit Batok Crescent #17-80 WCEGA Tower Singapore 658065 (the “Company”).

WHEREAS:

A.	At the date of this Agreement, the share capital of the Company is S$[*****] (Singapore Dollars [*****]) divided into [*****] ordinary shares of which 100% have been allotted fully paid and issued to, and are registered in the names of and beneficially owned by, the following persons in the number of Shares (as defined herein) set out against their respective names:

Name	Number of Shares

Glorious Finance Limited	[*****]
Wang Shu	[*****]
Zeng Jieming	[*****]
Lucas Luk Tien Wee	[*****]

B.	The Company has agreed with the Subscriber to allot and issue to the Subscriber, and the Subscriber has agreed to subscribe for the Subscription Shares (as defined herein) upon and subject to the terms and conditions set out in this Agreement.

C.	For the purpose of this Agreement, the Company represents as true its organisation structure, its businesses and technologies, and its latest financial statements in the First Schedule.

NOW IT IS HEREBY AGREED as follows:

1.	Definitions and Interpretation

1.1	In this Agreement, where the context so admits, the following words and expressions shall have the following meanings:

“Banking Day” means a day (other than a Saturday, Sunday or public holiday) on which banks in Singapore are open for business;

“Board” means the board of directors of the Company from time to time;

“Companies Act “ means the Companies Act (Chapter 50 of the laws of Singapore);

“Completion” means completion of the transactions contemplated herein pursuant to Clause 4;

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“Confidential Information” means any and all information that is proprietary (including but not limited to the intellectual property described and/or defined under the relevant paragraphs of the Second Schedule herein, subject matter that is proprietary to and/or of such rights and/or interests of a third party or otherwise; and the Intellectual Property Rights) and all such other information confidential to the disclosing party that (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, disclosed by either party to the other in document or other tangible form, including but not limited to graphic, photographic, recorded, diagrammed, digital, electronic or any other form by one party to the other, as well as the content in this Agreement and documents in connection therewith, and the content of any and all discussions between the parties, including any Confidential Information developed in the course of discussions and negotiations of and leading up to this Agreement, or which if initially disclosed orally or visually is identified as proprietary and, or confidential at the time of disclosure, or information provided under circumstances surrounding disclosure which ought to be treated as confidential, or which under accepted industry practices for that type of information is generally treated as confidential;

“Existing Shareholders” means the persons whose names are set out in Recital A hereinabove;

“Group” means the Company and its Subsidiaries, and a “Group Company” means any one of them;

“Intellectual Property Rights” means:

(a)	patents, trade marks, service marks, registered designs, applications and rights to apply for any of those rights, trade, business and company names, internet domain names and e-mail addresses, unregistered trade marks and service marks, copyrights, database rights, know-how, rights in designs and inventions;

(b)	rights under licences, consents, orders, statutes or otherwise in relation to a right in paragraph (a);

(c)	rights of the same or similar effect or nature as or to those in paragraphs (a) and (b) which now or in the future may subsist; and

(d)	the right to sue for past infringements of any of the foregoing rights;

“Parties” means the named parties to this Agreement and their respective successors and assigns and a “Party” means any of them;

“Phase 1 Clinical Trial” means an initial clinical trial regulated by the Health Sciences Authority of Singapore.

“Security Interest” means a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement (including, without limitation, a title transfer or retention arrangement) having similar effect;

“Shares” means the ordinary shares of the Company;

“Subscription Funds” means [*****] (Singapore Dollars [*****]) being the total consideration for the allotment and issue of the Subscription Shares;

“Subscription Price” means [*****] (Singapore currency) per Subscription Share;

“Subscription Shares” means [*****] Shares of the issued share capital of the Company as at the Completion Date to be allotted and issued pursuant to Clause 2;

“Subsidiary” means a subsidiary as defined in Section 5 of the Companies Act;

“S$” or “Singapore Dollar” means the lawful currency of Singapore;

“Singapore” means the Republic of Singapore;

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“Tax” means all forms of taxation, estate duties, deductions, with holdings, duties, imposts, levies, fees, charges, social security contributions and rates imposed, levied, collected, withheld or assessed by any local, municipal, regional, urban, governmental, state, federal or other body in Singapore or elsewhere and any interest, additional taxation, penalty, surcharge or fine in connection therewith; and

“Warranties” mean the warranties and representations contained or referred to in Clause 7 and the Second Schedule.

1.2	Save where the context otherwise requires, words and phrases the definitions of which are contained or referred to in the Companies Act shall be construed as having the meanings thereby attributed to them.

1.3	References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The recitals and the schedules to this Agreement shall be deemed to form part of this Agreement.

1.4	Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5	The expression the “Subscriber” includes their or its successors and assigns, as applicable.

1.6	References to “person” shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.7	References to writing shall include any methods of producing or reproducing words in a legible and non-transitory form.

1.8	The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.9	The word “including” means including without limitation, and its cognates are to be construed accordingly.

2.	Allotment, issue and subscription of Subscription Shares

2.1	Subject to the terms and conditions of this Agreement, the Subscriber agrees to subscribe for, and the Company agrees to allot and issue to the Subscriber free from any Security Interest, the Subscription Shares at the Subscription Price on the Completion Date, by way of depositing the same into the Company’s bank account as follows:

Beneficiary: [*****]

Beneficiary’s Bank: [*****]

Beneficiary’s Bank Account No.: [*****]

BIC Code: [*****]

The Subscription Shares will be issued as fully paid, free from any Security Interest, and will rank pari passu in all respects with the Shares in issue at Completion.

3.	Conditions Precedent

3.1	Completion

(a)	The obligations of the Subscriber under this Agreement to deposit the Subscription Funds at Completion are conditional upon the following conditions being satisfied or waived by such Subscriber in writing:

(i)	the Company not being in material breach of this Agreement at Completion;

(ii)	each of the Warranties remaining true and accurate in all material respects at Completion;

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(iii)	the passing of the resolutions referred to in Clause 4.2 (b) herein;

(iv)	the results of the due diligence regarding Intellectual Property Rights and scientific and regulatory matters relating to the Company and its operations conducted by the Subscriber and/or his/her advisers being satisfactory to the Subscriber;

(v)	any and all rights of pre-emption or restriction on issue in respect of the Subscription Shares and other matters contemplated in this Agreement conferred on any persons under the articles of association of the Company or otherwise being waived irrevocably by the persons entitled to them;

(b)	The obligations of the Company under this Agreement to issue the Subscription Shares at Completion are conditional upon the following conditions being satisfied or waived by the Company in writing:

(i)	The Subscriber not being in material breach of this Agreement at Completion;

(ii)	The grant of the Power of Attorney in substantially the form and content of the power of attorney attached in the Third Schedule herein; and

(iii)	The passing of the resolutions referred to in Clause 4.3 (c) herein;

(bb)	For the avoidance of doubt, the Subscriber herein hereby agrees and undertakes to do all things and take all steps as are necessary to grant, execute and deliver the Power of Attorney upon the terms and conditions set out therein.

(c)	The Company and/or the Subscriber may waive all or any of the conditions set out in this Agreement with respect to the other Party’s obligations only on such terms and conditions as it may deem appropriate.

(d)	In the event of any of the conditions in Clause 3.1(a) and/or (b) not being satisfied or waived by the Company and/or the Subscriber (as applicable) by 15 April 2021 (or such later date as the Parties may agree in writing) then the provisions of this Agreement (with the exception of those set out in 7, 8, 8A, 9, 11, 12 and 13 which shall continue in full force and effect) shall forthwith terminate and cease to be of effect and save as aforesaid no Party shall have any further liability under or pursuant to the provisions of this Agreement provided that such termination shall be without prejudice to the accrued rights and liabilities of the Parties occurring prior to such termination.

3.2	Notwithstanding anything to the contrary herein, the Parties acknowledge and agree to the Company’s intention to secure subsequent rounds of funding for further growth and development including (but not limited to funding as are required) for clinical trials.

4.	Completion

4.1	Completion shall take place not later than 15 April 2021 (or such later date as the Parties may agree in writing) (“Completion Date”) and at such place as the Parties may agree when all (but not some only) of the events described in this Clause 4 shall occur.

4.2	Company shall:

(a)	Allot and issue all the Subscription Shares credited as fully paid; and

(b)	deliver to the Subscriber:

(i)	a certified true copy of the resolutions of the Board approving and authorising the execution and completion and performance of the transactions contemplated under this Agreement and the issue of the Subscription Shares credited as fully paid to the Subscriber;

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(ii)	a certified true copy of the resolution of the Shareholders approving and authorising the directors of the Company to take all other steps required by the Company to allot and issue the Subscription Shares to the Subscriber pursuant to this Agreement;

(iii)	a certified true copy each of the resolutions of the Board and Shareholders respectively, approving and authorising the issue of [*****] ordinary shares of [*****] each or the Subscription Shares at the Subscription Price, whichever applicable and pursuant to the Subscription Agreement herein;

(iv)	a duly issued share certificate in the name of the Subscriber in respect of the Subscription Shares;

(v)	the consents and waivers of the Existing Shareholders of the Company of all rights of pre-emption and other rights which they may have in respect of the issue of the Subscription Shares and other matters contemplated in this Agreement;

(d)	enter the name of the Subscriber in the register of members of the Company as the holder of the Subscription Shares.

4.3	At Completion, the Subscriber shall:

(a)	pay the Subscription Funds to the Company in the manner specified in Clause 2.1;

(b)	deliver to the Company the Power of Attorney in substantially the form and content of the power of attorney attached in Third Schedule herein; and

(c)	deliver to the Company certified true copy of the resolutions of the board of directors and shareholders (as applicable) of the Subscriber approving and authorising the execution, completion and performance of this Agreement, including but not limited to the grant, execution and performance of the Power of Attorney and such matters contemplated therein.

4.4	Without prejudice to any other remedies available to either party, if in any respect the provisions of this Clause 4 are not complied with by the Company or the Subscriber, as the case may be, at Completion, the Subscriber or the Company (as the case may be) may:

(a)	defer Completion to a date not later than 31 May 2021 (and so that the provisions of this Clause 4.4. shall apply to Completion as so deferred); or

(b)	proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

(c)	rescind this Agreement (without prejudice to its accrued rights under this Agreement).

5.	Before Completion

5.1	During the period from the date of this Agreement to Completion, the Company shall procure that:

(a)	the businesses of the Company are conducted in accordance with, and in substantially the manner as set out in the proposed plans attaching the First Schedule;

(b)	save as disclosed, no Group Company creates a Security Interest over any of its assets;

(c)	no Group Company distributes or returns any share or registered capital;

(c)	save as disclosed, no Group Company issues any further shares, options or securities convertible into shares;

(d)	no Group Company alters its constitution and articles of association or other constitutive documents;

(e)	no Group Company alters the nature and scope of its proposed business;

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(f)	no Group Company enters into any transaction other than on arm’s length terms and in the ordinary course of business and for full and proper consideration;

(g)	no Group Company acquires or agrees to acquire or disposes or agrees to dispose of any asset or stocks (other than in the normal course of business);

(h)	no Group Company alters or agrees to alter the terms of any existing borrowing facilities or arranges additional borrowing facilities; and

(i)	no Group Company initiates any litigation or arbitration proceedings.

5.2	The Subscriber agrees to grant a Power of Attorney to the Company to do all acts and things to achieve an initial public offering as mentioned in Clause 6.2.

6.	POST-COMPLETION OBLIGATIONS

6.1	The Company undertakes with the Subscriber that the Subscription Funds paid by the Subscriber shall be used by the Company for and/or towards business expansion, capital expenditure, expenditure in respect of and/or in connection with a proposed Phase I Clinical Trial, the Listing Exercise, and/or as general working capital.

6.2	The Company undertakes to use its best endeavours at such time and on such terms as the Company deems appropriate, to take such steps as are necessary to undertake an initial public offering of the ordinary shares of the Company (“IPO”) on the United States of America’s National Association of Securities Dealers Automated Quotations (“NASDAQ”) or such other reputable securities exchanges as the Company may deem fit (the “Listing Exercise”).

6.3	The Subscriber agrees and undertakes to do all things and takes all steps as are necessary and/or deemed necessary from time to time by the Attorney of the Power of Attorney, (including but not limited to (a) the further execution, grant of additional and/or supplemental powers and/or ratification of such actions taken by the Attorney under, pursuant to the Power of Attorney and/or in respect of or in connection with the powers granted under the Power of Attorney and/or (b) pursuant to and/or in connection to the Listing Exercise herein or otherwise).

7.	Warranties

7.1	The Company hereby warrants and represents and undertakes to and with the Subscriber that each of the statements set out in the Second Schedule is now, and will at Completion be, true and accurate in all material respects and not misleading.

7.2	The Subscriber acknowledges to the Company that it has entered into this Agreement in reliance upon the Warranties only and has not been induced to enter into this Agreement by any other statement or representation.

7.3	Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

7.4	The Company shall not do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties materially inaccurate or misleading if they were so given.

7.5	The Company hereby agrees to disclose promptly to the Subscriber in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to them after the date of this Agreement and before Completion which:

(a)	constitutes a breach of, or is inconsistent with, any of the Warranties; or

(b)	has, or is likely to have, a materially adverse effect on the financial position or prospects of the Company.

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7.6	The provisions in this sub-Clause 7.6 shall operate to limit the liability of the Company under and in respect of the Warranties given by the Company under or pursuant to this Clause 7 and the Second Schedule.

(a)	No liability shall arise if and to the extent that any breach or claim occurs as a result of any legislation not in force at the date hereof which takes effect retrospectively or occurs as a result of any increase in the rates of taxation in force at the date hereof or occurs as a consequence of a change in the interpretation of the law after the date hereof in any jurisdiction.

(b)	No liability shall arise in respect of any voluntary act, omission, transaction or arrangement carried out by the Company at the written request of any Subscriber after the date hereof.

(c)	The aggregate liability of the Company in respect of all claims for breach of the Warranties made upon the Company hereunder shall not exceed in aggregate the amount of the original invested amount of the Subscriber.

(d)	The Subscriber represents and warrants to the Company that the Subscriber will purchase the Subscription Shares on its own account at Completion and not as agent or nominee for any third party.

Nothing in sub-Clause 7.6 above shall have the effect of limiting or restricting the liability of the Company arising as a result of any fraud, wilful misconduct or wilful concealment.

8.	RESTRICTION ON ANNOUNCEMENTS

Each of the Parties undertakes that it will not, save as required by law or by any securities exchange or any supervisory or regulatory body to whose rules either of the Parties may be subject, make or permit or authorise the making of any press release or other public statement or disclosure concerning this Agreement or the transactions contemplated hereby unless the other Party shall have given its consent to such announcement (which consent may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

8A.	Each of the Parties herein agree that Confidential Information disclosed to it may be disclosed to employees and agents within their organization and/or their professional advisors who specifically have a bona fide need to know the Confidential Information with respect to, and/or in connection with this Agreement. The Parties hereby undertake to take all such steps as are necessary to ensure that all such persons shall adhere to the confidentiality obligations herein and all such other protection of Confidential Information accorded to the relevant Parties under this Agreement.

The Subscriber herein hereby agrees to consult with the Company and to serve prior notice to the Company from time to time, the particulars of such persons to whom the Company’s Confidential Information shall be disclosed (including but not limited to the names, designation and purpose of disclosure to such persons).

9.	COSTS

Each party to this Agreement shall pay its own costs of and incidental to this Agreement and the subscription hereby agreed to be made.

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10.	GENERAL

10.1	This Agreement shall be binding upon and enure for the benefit of the successors of the Parties. No party hereto shall be entitled to assign any of its rights or purport to transfer any of its obligations hereunder without the prior written consent of all the other Party.

10.2	This Agreement (together with any documents referred to herein) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter thereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the Parties.

10.3	All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

10.4	If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

10.5	Any right of rescission or other rights or remedies conferred upon any Party in this Agreement shall be in addition to and without prejudice to all other rights and remedies available to it at law (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Party may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Party of any such other right or remedy.

10.6	No failure of any Party to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

10.7	Upon and after Completion, the Company and each Subscriber shall at their own cost do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement.

10.8	This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument

10.9	Time whenever mentioned in this Agreement shall be of essence.

10.10	No purported variation to this Agreement shall be of any effect unless it is agreed in writing and signed by and/or on behalf of the Parties.

10.11	All payments to be made under this Agreement shall be made in full without any set off or counterclaim and free from any deduction or withholding save as may be required by law, in which event such deduction or withholding shall not exceed the minimum amount which is required by law to deduct or withhold and the payer will simultaneously pay to the payee such additional amounts as will result in the receipt by the payee of the net amount equal to the full amount which would otherwise have been receivable had no such deduction or withdrawal been required.

11.	NOTICES

Any notice required to be given by any of the Parties to any other shall be deemed validly served by hand delivery or by prepaid registered letter sent through the post or by recognised courier service if sent to an overseas address or by facsimile transmission to its contact address or number given herein or such other contact address or number as may from time to time be notified in writing for this purpose and any notice served by hand shall be deemed to have been served on delivery, any notice served by facsimile transmission shall be deemed to have been served when sent and any notice served by prepaid registered letter shall be deemed to have been served 48 hours (72 hours in the case of a letter sent by courier to an address in another country) after the time at which it was posted and in proving service it shall be sufficient (in the case of service by hand and prepaid registered letter) to prove that the notice was properly addressed and delivered or posted, as the case may be, in the case of service by courier that the document was received by the courier service, and in the case of service by facsimile transmission to prove that the transmission was confirmed as sent by the originating machine.

12.	GOVERNING LAW AND SUBMISSION TO JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Singapore and the Parties irrevocably submit to the non-exclusive jurisdiction of the Singapore courts for the purpose of enforcing any claim arising hereunder.

13.	THIRD PARTY RIGHTS

Except as specifically provided for in clause 10.1, and the Attorney under the Power of Attorney, a person who is not a party to this Agreement shall have no rights under the Contracts (Right of Third Parties) Act (Cap 53B) of Singapore to enforce or enjoy the benefit of any of its terms.

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First Schedule: powerpoint & Financial statement

[*****]

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SECOND SCHEDULE: WARRANTIES

1.	Accounts and Taxation

1.1	The Accounts have been prepared in accordance with the accounting policies of the Company and show a true and fair view of the assets and liabilities, income and cash flow of the Company as at, or for the period ending on, the relevant date.

1.2	All the accounts, books, registers, ledgers and financial and other material records of whatsoever kind of the Company have been fully, properly and accurately kept and completed; there are no inaccuracies or discrepancies of any kind contained or reflected therein; and they give and reflect a true and fair view of the financial, contractual and trading position of the Company.

1.3	The Company has not incurred any actual or contingent or deferred liability for Tax.

2.	Capacity

2.1	The Company has the right, power and authority, and has taken all action necessary, to execute, deliver and exercise its, his or her rights, and perform its obligations, under this Agreement and each document to be executed at or before Completion.

2.2	The Company has the right, power and authority to conduct its business as conducted at the date of this Agreement.

2.3	The obligations of the Company under this Agreement and each document to be executed at or before Completion are, or when the relevant document is executed will be, legal, valid and binding in accordance with their terms.

3.	Corporate Matters

3.1	The Company has been duly incorporated or established and is validly existing under the laws of Singapore. No order has been made or petition presented or resolution passed for the winding up of the Company and no distress, execution or other process has been levied on any of its assets. No receiver or manager (or its equivalent) has been appointed by any person of its business or assets or any part thereof, no power to make any such appointment has arisen, the Company has not taken any steps to enter into liquidation and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Company.

3.2	The Company has never reduced, paid, redeemed or purchased any of its share or issued capital.

3.3	The allotted and issued share capital of the Company is as stated in the recital (A) to this Agreement.

3.4	At Completion the Subscription Shares will be duly authorised for issuance and allotment to the Subscribers pursuant to this Agreement against payment of the Subscription Price as provided in Clause 2.1, and will be validly issued and credited as fully paid and will rank pari passu in all respects with other ordinary shares in the Company.

3.5	As at the date hereof, save for a S$ 1.5 million Convertible Bond issued to MDR Limited and S$250,000 Convertible Bond issued to Mr Lim Liang Yew disclosed to and acknowledged by the Subscriber, there are no options or other agreements outstanding or other securities (including, without limitation, securities convertible into or exchangeable for or which carry rights to subscribe for new shares in the capital of the Company) at Completion which calls for the issue or accord to any person the right to call for the issue of any such shares and no person has any right of any nature whatsoever on, over or affecting the Subscription Shares or any unissued share capital of the Company.

3.6	The copies of the constitution and articles of association (or their equivalent) of the Company which have been provided to the Subscribers are accurate, complete and up to date in all respects and have attached copies of all resolutions and agreements which are required to be so attached. The Company has complied with its constitution and articles of association (or their equivalent) in all respects, has full power, authority and legal right to own its assets and carry on its business and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised.

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3.7	The registers of directors and officers and members and all other statutory books (or their equivalent) of the Company which have been provided to the Subscribers were, when so provided, up to date and contained full and accurate records of all matters required to be dealt with therein and the Company has not received any notice of any application or intended application for rectification of the Company’s registers of directors and officers or members and all legal requirements relating to the issue of shares and other securities by the Company have been complied with.

3.8	There are no powers of attorney given by the Company in force and there are no outstanding authorities (express or implied) by which any person (other than the implied authority (if any) under applicable law of a director of the Company) may enter into any contract or commitment to do any thing outside the ordinary course of business on behalf of the Company.

4.	General Commercial Matters

4.1	The Company has immaterial commercial operations.

5.	Intellectual Property Rights

5.1	The Company has exclusive licences for the relevant patents from the Agency for Science Technology and Research, Singapore (A*Star).

6.	Licences and Statutory Compliance

6.1	The Company has obtained all necessary licences and consents required for the proper carrying on of its current business as at the date hereof and all such licences and consents are valid and subsisting, except for those licenses and/or approvals or consents as may be required by and/or pursuant to the relevant laws’ rules and/or regulations of such other jurisdictions (including Singapore and the United States of America) from time to time.

6.2	Said as disclosed, the Company is not in breach of any existing licences and/or consents or approvals and there are no factors that might in any way prejudice the continuation or renewal of any of them.

6.3	The Company is a biotechnology company and is in the process of seeking approval for its cell therapy products and as of the date of this Agreement, the Company has not been given regulatory approval for any of its cell therapy products.

7.	Litigation

7.1	Neither the Company nor any person for whose acts or defaults the Company may be vicariously liable is engaged whether as plaintiff or defendant or otherwise in any civil, criminal or arbitration proceedings or any proceedings before any tribunal and to the Company’s knowledge there are no proceedings threatened or pending against the Company or any such person including proceedings in respect whereof the Company is liable to indemnify any party concerned therein and there are no facts which are likely to give rise to any litigation or proceedings. There are no unfulfilled or unsatisfied judgments or orders against the Company or any of its assets.

8.	Labour Dispute

8.1	There is no labour dispute in the past and up to date of this Agreement.

9.	Properties

9.1	The Company owns the cGMP facility for cell and genes therapy products operated and situated on the freehold plot of land known as HS(D) 541101 PTD 220501, Mukim Plentong, Johor Bahru, Malaysia under a bank mortgage which outstanding loan amount is approximately S$600,000 as at 31 March 2021.

In this paragraph, the “cGMP” means current Good Manufacturing Practice (“cGMP”) status offered to local manufacturers of the relevant products of the Company for conformity with relevant Pharmaceutical Inspection Co-operation Scheme (“PIC/S”) GMP standards of the relevant authority.

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10.	Equipment/Assets

10.1	The Company owns all equipment in the cGMP facility.

11.	Insurance

11.1	The Company will take out such appropriate and relevant insurance as are required from time to time (including but not limited to such insurances for its clinical trials) as required by the relevant authorities.

12.	Accuracy of Information Provided

12.1	All information contained in this Agreement (including the recitals) is true and accurate in all respects and not misleading in any respect.

12.2	All information set out in the Second Schedule which has been provided to the Subscribers or their professional advisers in the course of the negotiations leading to this Agreement is true and accurate in all respects and not misleading in any respect.

12.3	The Company has not failed to disclose to the Subscribers any documents or other information known to or in its possession and relating to the Subscription Shares which, in the opinion of the Company acting reasonably and in good faith, might affect the willingness of a third party to subscribe for the Subscription Shares on the terms of this Agreement.

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THIRD SCHEDULE: POWER OF ATTORNEY

POWER OF ATTORNEY made on 15 April 2021

BY:

Glorious Finance Limited (Company No. 395433) a company incorporated in, and existing under the laws of the British Virgin Islands whose registered office is situated at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the “Appointer”, more particularly defined in clause 1.1 below);

IN FAVOUR OF:

[*****] (Singapore NRIC No. [*****]) (the “Attorney”)

WHEREAS;

A.	The Appointer is the legal and beneficial owner of certain shares in CytoMed Therapeutics Pte Ltd (Company No. 201808327H) a company incorporated in, and existing under the laws of Singapore whose registered office is situated at 21 Bukit Batok Crescent #17-80 WCEGA Tower Singapore 658065 (the “Company”).

B.	The Attorney is as at the date hereof, a shareholder and Chairman of the Company.

C.	The Appointer acknowledges that the Company shall endeavour to undertake an initial public offering of the ordinary shares of the Company (“IPO”) on the United States of America’s National Association of Securities Dealers Automated Quotations (“NASDAQ”) and/or such other reputable securities exchanges as the Company may deem fit (the “Listing Exercise”).

BY THIS POWER OF ATTORNEY

1	APPOINTMENT

(a)	The Appointer hereby nominates, constitutes and appoints the Attorney (including each and every person (collectively, “Delegates” and each, a “Delegate”) to whom the Attorney shall from time to time have delegated the exercise of the power of attorney conferred by this Power of Attorney), to be the Appointer’s true and lawful attorney and in the Appointer’s name, or in the Attorney’s own name as the act and deed of and on behalf of the Appointer, with full power and authority in its name, place and stead to execute, swear, acknowledge, deliver and record or file as and where required,

1.1	General: Represent and exercise all rights of the Appointer (in its/his/her capacity as a shareholder of the Company) pursuant to, in and/or in connection with the Listing Exercise, the Corporate Exercises and the Corporate Matters (defined herein and referred to collectively as the “Transactions” and each, a “Transaction”);

1.2	Documents: sign, seal, execute, deliver, perfect and do all deeds, instruments acts and things which may be required (or which the Attorney shall consider requisite), pursuant to, in and/or in connection with all actions to be and/or undertaken by the Company, its directors and/or shareholders or any other persons in, in connection with and/or pursuant to a Transaction (including but not limited to exercising such voting rights, the passing of and/or execution of the relevant shareholders resolutions of the Company) under hand or personal seal, as appropriate or otherwise execute and deliver on behalf of the Appointer and shall not be limited to documentation and/or actions and deeds in respect of the following:

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1.2.1	Appointment and/or engagement of the relevant advisers, (including but not limited to investment bankers, auditors, counsels and/or such other persons whose services shall be required and/or deemed necessary);

1.2.2	All legal, corporate, financial, business, operational, innovative and/or commercial actions and exercises (“Corporate Exercises”) undertaken by the Company from time to time (including but not limited to such activities in connection with and/or pursuant to (a) the promotion of the business of the Company; (b) the fundraising activities of the Company; and/or (c) the research, development and commercialization of the products of the Company);

1.2.3	Appointment and/or engagement of such persons as the Attorney and/or the Company shall deem appropriate in respect of the Corporate Exercises;

1.2.4	All such matters relating to, in respect of, and/or in connection with the Company and its affairs (“Corporate Matters”),

as the Attorney shall in his absolute discretion decide and/or approve on behalf of the Appointer (in its capacity as a shareholder of the Company), and such decisions and/or approvals to be conclusively evidenced by the execution of the relevant Document and/or action or deed by the Attorney

Execution and Perfection of any documentation, act and/or deed herein shall include the filling in of, insertion of any information in any blanks in each Document and to incorporate amendments and provisions and alterations in each Document as may seem necessary, appropriate, desirable or expedient to the Attorney (whether or not material);

1.3	Completion: To do all acts and things for the purpose of or otherwise towards the completion of the Transactions;

1.4.	Ancillary documents: sign (under hand or personal seal, as appropriate) or otherwise execute and deliver all other instruments and assurances and/or perform all such acts, matters and things (including, without limitation, register this Power of Attorney with any applicable authority), which in the opinion of the Attorney are or may be necessary, appropriate, desirable or expedient in relation to the execution, sealing or delivery of, or the giving of effect to, any Document or any matter or transaction required by or contemplated in any Document or Transaction.

2	UNDERTAKINGS

The Appointer:

2.1	Validity: Declares that the Documents and any other instrument or assurance executed by the Attorney and all acts, matters and things done by the Attorney in performance of the powers conferred by this Power of Attorney shall be as good, valid and effectual to all intents and purposes whatsoever as if the same had been fully executed or done by the Appointer;

2.2	Ratify: Undertakes to ratify and confirm whatever the Attorney shall do and/or lawfully causes to be done in exercise of any power conferred or purportedly conferred on such Attorney by this Power of Attorney or by law;

2.3	Indemnity: Undertakes to indemnify the Attorney in respect of any and all costs, charges, liabilities, losses, expenses, claims or demands arising from anything lawfully done by the Attorney pursuant to or in reliance on this Power of Attorney; and

2.4	Termination: Agrees that this Power of Attorney:

(a)	is irrevocable and shall subsist and continue in force until 30 June 2022 or upon a successful Listing Exercise, whichever later (“Termination Date”) and any person dealing with the Attorney and/or a Delegate may rely on a written statement by the Appointer pursuant hereto to the effect that this Power of Attorney has not been revoked or terminated as conclusive evidence notwithstanding anything done by the Attorney and/or Delegate after the Termination Date, to the extent that any such person deals with the Attorney and/or Delegate in the bona fide belief, based on such written statement, that the Attorney’s and/or Delegate’s power has not been terminated;

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(b)	will survive (as applicable), the dissolution, death, disability or other legal incapacity of the Appointer;

(c)	is not transferable or assignable by the Appointer and, upon acceptance by the Attorney, shall be binding upon the Appointer and the heirs, executors, administrators, the legal representatives and/or successors of the Appointer;

(d)	may but need not be exercised by the Attorney on behalf of the Appointer in executing any instrument and/or document by listing or printing thereon or on a schedule and/or any appendices thereto the name of the Appointer but executing such instrument, document, signature or otherwise, with the single signature as agent and attorney for all of them; and

2.5	Appointer Bound: The Appointer agrees to be bound by all and any representation and/or action which is made or taken by the Attorney from time to time pursuant to this Power of Attorney and hereby waives any and all defenses which may be available to contest, negate and/or disaffirm any such representation and/or action of the Attorney which is made or taken in good faith under this Power of Attorney.

3	PERSONAL LIABILTY AND NO WARRANT

An Attorney’s exercise of any power under this Power of Attorney does not involve on the part of the Attorney, or any body of which he is a partner, officer, shareholder and/or employee:

3.1	any personal liability in connection with that exercise or its consequences; or
3.2	any express or implied warranty as to the Attorney’s authority to exercise the power or the validity of this Power of Attorney.

4	LAW

This Power of Attorney is governed by and shall be construed in accordance with the laws of Singapore. The heading and/or title of any provision of this Power of Attorney shall not affect the meaning of that or any other provision.

This Power of Attorney has been duly signed, sealed and delivered as a deed on the date which first appears on page 1 of this Power of Attorney.

Executed and delivered as a deed	)
By Glorious Finance Limited,	)
	)	/s/ Choo Chee Kong
in the presence of :-)
Name: Choo Chee Kong

Witness’ signature: [*****]

Witness’ name: [*****]

Witness’ PP/NRIC No: [*****]

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AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director

THE SUBSCRIBER

SIGNED by )	/s/ Choo Chee Kong
in the presence of :- )

[*****]
Singapore NRIC: [*****]

17

dated 15 APRIL 2021

MDR LIMITED

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

18

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by)
for and on behalf of )	/s/ Choo Chee Kong
in the presence of :- )	………...……………………….
Name: Choo Chee Kong
Director

/s/ [*****]

[*****]

Chief Corporate Officer

THE SUBSCRIBER

SIGNED by	)	/s/ Edward Lee Ewe Ming
in the presence of :-)

[*****]
Company Secretary

19

dated 19 May 2021

DYNATECH VENTURES PTE LTD

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

20

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director
/s/ [*****]
[*****]
Chief Corporate Officer

THE SUBSCRIBER

SIGNED by	)	/s/ NGIAM MIA KIAT BENJAMIN
in the presence of :-)

[*****]
[*****]
/s/ [*****]

21

dated 19 May 2021

ESSEX BIO-INVESTMENT LIMITED

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

22

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director
/s/ [*****]

THE SUBSCRIBER

SIGNED by	)	/s/ PATRICK NGIAM
in the presence of :-)

/s/ [*****]

23

dated 28 JUNE 2021

I FINANCIAL VENTURES GROUP LLC

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

24

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director
/s/ [*****]
[*****]

THE SUBSCRIBER

SIGNED by	)	/s/ Jay Yu
in the presence of :-)

/s/ [*****]

25

dated 30 APRIL 2021

JackiE W Lee

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

26

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director

THE SUBSCRIBER

SIGNED by Jacki W Lee	)	/s/ Jackie W Lee
in the presence of :-)

Witnessed by :

/s/ [*****]
[*****]

27

dated 30 APRIL 2021

Lin Zi Tong

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

28

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)
Name: Choo Chee Kong
Director
/s/ [*****]

THE SUBSCRIBER

SIGNED by	)	/s/ Lin Zi Tong
in the presence of :-)

/s/ [*****]
[*****]

29

dated 30 APRIL 2021

SHU FAN FRANK LEE

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

30

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD
SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director
[*****]
[*****]
/s/ [*****]

THE SUBSCRIBER
SIGNED by	)	/s/ SHU FAN FRANK LEE
in the presence of :-)
/s/ [*****]
[*****]

31

dated 27 JUNE 2021

ROBERT SHENGCHU HUANG

(THE SUBSCRIBER)

AND

CYTOMED THERAPEUTICS PTE LTD

(THE COMPANY)

subscription agreement

Relating to shares in

the capital of

CYTOMED THERAPEUTICS PTE LTD

32

AS WITNESS WHEREOF the hands of the have hereunto executed this Agreement on the day and year first above written.

CYTOMED THERAPEUTICS PTE LTD

SIGNED by	)
for and on behalf of	)	/s/ Choo Chee Kong
in the presence of :-)		………...……………………….
Name: Choo Chee Kong
Director

THE SUBSCRIBER

SIGNED by	)	/s/ ROBERT SHENGCHU HUANG
in the presence of :-)

Witnessed by : /s/ [*****]
Name: [*****]

33